Exhibit 10.5

EXECUTIVE EMPLOYMENT AGREEMENT AMENDMENT

This Executive Employment Agreement Amendment (the “Amendment”) is made as of November 7, 2022, by and among Precision BioSciences, Inc. (the “Company”) and the individual whose name appears on the signature page hereto (the “Executive”). Except as set forth in this Amendment, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Employment Agreement (as defined below).

WITNESSETH

WHEREAS, the Executive previously entered into an executive employment agreement with the Company (the “Employment Agreement”); and

WHEREAS, the Executive and the Company each desire to amend the terms of the Employment Agreement as set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Executive and the Company hereby agree to the following:

1.
Amendment to the Employment Agreement. The Employment Agreement is hereby amended by adding the following to the definition of “Good Reason” set forth in Section 4.4:

“a material, adverse change in Executive’s title, authority, duties, or responsibilities (other than temporarily while the Executive is physically or mentally incapacitated or as required by applicable law), provided that this shall not apply following an acquisition of or merger by the Company if Executive is provided with similar title, responsibilities, duties and authority in a larger organization, but only with respect to the business of the Company and its subsidiaries;”

2.
No Other Amendment. Except as expressly set forth in this Amendment, the Employment Agreement shall remain unchanged and shall continue in full force and effect according to its terms.
3.
Entire Agreement. This Amendment, together with the Employment Agreement (to the extent not amended hereby), represents the entire agreement of the parties with respect to the subject matter hereof and shall supersede any and all previous contracts, arrangements or understandings between the parties.

[signature page follows]

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IN WITNESS WHEREOF, the Company and the Employee have executed this Amendment as of the date first written above.

PRECISION BIOSCIENCES, INC.

By: /s/ Michael Amoroso

Name: Michael Amoroso

Title: Chief Executive Officer

EXECUTIVE

/s/ Derek Jantz

Derek Jantz

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